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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 FORM 8-K 12g-3

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 27, 2003
                                                          --------------


                              PATRON SYSTEMS, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      0-25675                  74-3055158
         --------                      -------                  ----------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


        311 Belle Foret Drive, Suite 150
              Lake Bluff, Illinois                              60044
              --------------------                              -----
    (Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code: (847) 295-7338



                              Patron Holdings, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.    OTHER EVENTS.

         Effective March 27, 2003, pursuant to an Agreement and Plan of Merger dated March 26, 2003 (the "Agreement"), incorporated herein by reference, between Patron Holdings, Inc., a Nevada corporation ("Holdings") and Patron Systems, Inc., a Delaware corporation and wholly owned subsidiary of Holdings ("Systems") and approved by the board of directors of both Holdings and Systems, Holdings merged with and into Systems, with Systems as the surviving corporation. Under the terms of the Agreement, the shares of Holding's common stock were exchanged for shares of the surviving corporation's common stock on a one-for-one basis. The Certificate of Incorporation and Bylaws of Systems are the governing documents of the surviving corporation and the officers and directors of Systems are the officers and directors of the surviving corporation.

         As a result of the transaction described above, the Registrant became the successor issuer to Holdings, pursuant to Rule 12g-3 (promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

         This Current Report on Form 8-K is being filed by the Registrant as the initial report of the Registrant to the Securities and Exchange Commission (the "SEC") and as notice that the Registrant is the successor issuer to Holdings under Rule 12g-3 of the Exchange Act, and is thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder and in accordance therewith will file reports and other information with the SEC.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) - (b)         Not applicable.

(c)      Exhibits:

Exhibit
Number   Description of Exhibit
------   ----------------------
99.1 Agreement and Plan of Merger between Patron Holdings, Inc. and Patron Systems, Inc. (incorporated by reference to Exhibit A to Holdings' Definitive Information Statement on Schedule 14C filed with the SEC on March 7, 2003).




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PATRON SYSTEMS, INC.



Date:  March 27, 2003                     By: /s/ Patrick J. Allin
                                             -----------------------------------
                                              Patrick J. Allin
                                              Chief Executive Officer